Exhibit 99.1

For Immediate Release

October 18, 2005

Leesport Financial Corp. Reports Strong Third Quarter Earnings

Wyomissing, PA: Leesport Financial Corp. (NASDAQ: FLPB) reported net income for the nine months ended September 30, 2005 was $6,328,000 as compared to $4,034,000 for the same period in 2004, a 56.9% increase.  Net income for the quarter ended September 30, 2005 was $2,323,000, a 49.5% increase over net income of $1,554,000 for the same period in 2004.  Total revenue for the nine months ended September 30, 2005 was $54,616,000 as compared to $34,669,000 for the same period in 2004, a 57.5% increase.  Total revenue for the quarter ended September 30, 2005 was $19,046,000, a 57.5% increase over total revenue of $12,094,000 for the same period in 2004.  Results for the three and nine-month periods ended September 30, 2005 include the purchase of Madison Bancshares Group, Ltd on October 1, 2004.

Robert D. Davis, President and Chief Executive Officer who joined Leesport Financial Corp. on September 19, 2005, said, “We are very pleased with the results of the third quarter and believe we have the management team and full financial services product array to continue to gain momentum and consistently improve our profitability.”

Net Interest Income

For the nine months ended September 30, 2005, net interest income before the provision for loan losses increased 63.3% to $22,374,000 compared to $13,704,000 for the same period in 2004.  The increase in net interest income for the nine months resulted from a 64.3% increase in total interest income for the nine months to $36,868,000 from $22,443,000 and a 65.9% increase in total interest expense to $14,494,000 from $8,739,000.  For the quarter ended September 30,

2005, net interest income before the provision for loan losses increased 64.1% to $7,741,000 compared to $4,718,000 for the same period in 2004.  The increase in net interest income for the quarter resulted from a 69.1% increase in total interest income for the quarter to $13,024,000 from $7,703,000 and a 77.0% increase in total interest expense to $5,283,000 from $2,985,000.

The increase in total interest income for the three and nine months ended September 30, 2005 resulted from an increase in earning assets of $248,308,000 due to loans acquired from Madison, higher interest rates over the same period in 2004, and from organic loan growth.

The increase in total interest expense for the three and nine month periods ended September 30, 2005 resulted primarily from an increase in deposits of $192,902,000 due to deposits acquired from Madison, higher interest rates over the same period in 2004, and from organic deposit growth.

For the nine months ended September 30, 2005, the net interest margin on a fully taxable equivalent basis was 3.81% as compared to 3.47% for the same period in 2004.  For the quarter ended September 30, 2005, the net interest margin on a fully taxable equivalent basis was 3.81% as compared to 3.44% for the same period in 2004.  The improvement in net interest margin for the three and nine month periods, as compared to the same periods in 2004, is due to the acquisition of Madison and organic loan growth resulting in an increase in the commercial and consumer loan portfolios, higher interest rates over the same period in 2004, an increase in the investment portfolio yield and an increase in non-interest bearing deposits.

Net interest income after the provision for loan losses for the nine months ended September 30, 2005 was $21,164,000 as compared to

$12,804,000 for the same period in 2004, an increase of 65.3%.  Net interest income after the provision for loan losses for the quarter ended September 30, 2005 was $7,311,000 as compared to $4,478,000 for the same period in 2004, an increase of 63.3%.  The provision for loan losses for the nine months ended September 30, 2005 was $1,210,000 compared to $900,000 for the same period in 2004.  The provision for loan losses for the quarter ended September 30, 2005 was $430,000 compared to $240,000 for the same period in 2004.  As of September 30, 2005, the allowance for loan losses was $7,498,000 compared to $5,012,000 as of September 30, 2004, an increase of 49.6%.  Comparing September 30, 2004 to September 30, 2005, the increase in both the provision and allowance is due to an increase of $229,634,000 in outstanding loan balances and an increase of $5,618,000 in total non-performing assets.  The increase in total loans and non-performing assets is partly attributable to the Madison acquisition.  Management continues to evaluate and classify the loan portfolio utilizing consistent internal loan review protocol.  Management has determined that the current allowance for loan losses is adequate.

Non-Interest Income

Total non-interest income for the nine months ended September 30, 2005 increased 45.2% to $17,748,000 compared to $12,226,000 for the same period in 2004.  Total non-interest income for the quarter ended September 30, 2005 increased 37.1% to $6,022,000 compared to $4,391,000 for the same period in 2004.

Net securities gains were $243,000 for the nine months ended September 30, 2005 compared to $202,000 for the same period in 2004.  Net securities gains were $61,000 for the quarter ended September 30, 2005 compared to net securities gains of $2,000 for the same period in 2004.  These gains are primarily from the planned sales of equity portfolio holdings.

For the nine months ended September 30, 2005, commissions and fees from insurance sales increased 10.5% to $8,907,000 as compared to $8,058,000 for the same period of 2004.  Commissions and fees from insurance sales for the quarter ended September 30, 2005 increased 4.6% to $2,958,000 as compared to $2,827,000 for the same period in 2004.  The increases were mainly attributed to organic growth in sales of insurance products offered through Essick & Barr, LLC, a wholly owned subsidiary of the Company.

For the nine months ended September 30, 2005, revenue from mortgage banking activity increased to $4,044,000 from $762,000, or 430.7%, for the same period in 2004.  Revenue from mortgage banking activity was $1,576,000 for the quarter ended September 30, 2005 compared to $278,000 during the same period in 2004, an increase of 466.9%.  These three and nine month increases are due primarily to the acquisition of Philadelphia Financial Mortgage Company, the mortgage banking division of Madison.

For the nine months ended September 30, 2005, revenue from brokerage and investment advisory commissions and fee activity increased to $657,000 from $383,000, or 71.5%, for the same period in 2004.  Revenue from brokerage and investment advisory commissions and fee activity was $196,000 for the quarter ended September 30, 2005 compared to $134,000 during the same period in 2004, an increase of 46.3%.  These three and nine month increases are due primarily to increased investment advisory services offered through Madison Financial Advisors, LLC (formerly Leesport Wealth Management, LLC), a wholly owned subsidiary of the Company.

For the nine months ended September 30, 2005, service charges on deposits increased to $1,977,000 from $1,289,000, or 53.4%, for the same period in 2004.  Service charges on deposits were $694,000 for the quarter ended September 30, 2005 compared to $441,000 during the same period in 2004, an increase of 57.4%.  These increases are due primarily to the Madison acquisition and organic growth in deposits.

Non-Interest Expense

Total non-interest expense for the nine months ended September 30, 2005 increased 52.4% to $30,689,000 compared to $20,139,000 for the same period in 2004.  Total non-interest expense for the quarter ended September 30, 2005 increased 48.6% to $10,268,000 compared to $6,910,000 for the same period in 2004.

Salaries and benefits were $17,287,000 for the nine months ended September 30, 2005, an increase of 48.6% compared to $11,636,000 for the same period in 2004.  Salaries and benefits were $5,610,000 for the quarter ended September 30, 2005, an increase of 37.0% compared to $4,096,000 for the same period in 2004.  These increases are mainly attributed to the acquisition of Madison and general increases in employee benefits.  The salaries and benefits expense also includes total commissions paid of $1,000,000 for the quarter ended September 30, 2005 compared to $236,000 for the same period in 2004 and $2,649,000 for the nine months ended September 30, 2005 compared to $736,000 for the same period in 2004.  This increase is due primarily to increased mortgage origination activity through the acquisition of Philadelphia Financial Mortgage Company and increased brokerage and investment advisory activity through Madison Financial Advisors.

For the nine months ended September 30, 2005, occupancy expense and furniture and equipment expense increased to $5,192,000 from $2,944,000, or 76.4%, for the same period in 2004.  Occupancy expense and furniture and equipment expense were $1,758,000 for the quarter ended September 30, 2005 compared to $1,014,000 during the same period in 2004, an increase of 73.4%.  These increases are due primarily to the Madison acquisition.

Other operating expense increased to $8,210,000 for the nine months ended September 30, 2005 compared to $5,559,000 for the same period in 2004.  Other operating expense increased to $2,900,000 for the quarter ended September 30, 2005 compared to $1,800,000 for the same period in 2004.  These increases are due primarily to the Madison acquisition.

Income Tax Expense

Income tax expense for the nine months ended September 30, 2005 was $1,895,000, a 121.1% increase as compared to income tax expense of $857,000 for the nine months ended September 30, 2004.  Income tax expense for the three months ended September 30, 2005 was $742,000, a 83.2% increase as compared to income tax expense of $405,000 for the three months ended September 30, 2004.  The effective income tax rate for the nine months ended September 30, 2005 and 2004 was 23.1% and 17.5%, respectively.  The effective income tax rate for the three months ended September 30, 2005 and 2004 was 24.2% and 20.7%, respectively.  These increases are due primarily to increases in income before income taxes offset by a federal tax benefit from a $5,000,000 investment in an affordable housing, corporate tax credit limited partnership.

Earnings per Share

Diluted earnings per share for the nine months ended September 30, 2005 were $1.24 on average shares outstanding of 5,092,433, a 12.7% increase as compared to diluted earnings per share of $1.10 on average shares outstanding of 3,641,831 for the nine months ended September 30, 2004.  Diluted earnings per share for the three months ended

September 30, 2005 were $0.46 on average shares outstanding of 5,110,325, a 7.0% increase as compared to diluted earnings per share of $0.43 on average shares outstanding of 3,634,923 for the three months ended September 30, 2004.  The increase in average shares outstanding is due primarily to the Madison acquisition.  Share amounts and per share amounts reflect the 5% stock dividend distributed to shareholders on January 14, 2005.

Assets, Liabilities and Equity

Due to the acquisition of Madison and annualized organic growth in loans of 7.4% and deposits of 4.1% for the nine months ended September 30, 2005, total assets as of September 30, 2005 were $925,203,000, an annualized increase of 7.3% compared to December 31, 2004.  Total loans as of September 30, 2005 increased $32,998,000 to $629,326,000, and total deposits increased $18,626,000 to $630,917,000, respectively, compared to December 31, 2004.  Total borrowings as of September 30, 2005 were $187,041,000, an annualized increase of 19.2% as compared to December 31, 2004.  Commercial and consumer loan balances had annualized increases of 10.3% and 10.8%, respectively.

Shareholders’ equity increased as of September 30, 2005 to $94,635,000 from $90,935,000 at December 31, 2004, an annualized increase of 5.4%.  Included in shareholders’ equity is an unrealized loss position on available for sale securities, net of taxes, at September 30, 2005 of $1,782,000 compared to an unrealized loss position on available for sale securities, net of taxes, of $119,000 at December 31, 2004.

Leesport Financial Corp. is a diversified financial services company headquartered in Wyomissing, PA, offering banking, insurance (Insurance products offered through Essick & Barr, LLC), investments (Securities offered through UVEST Financial Services, a registered independent broker/dealer, Member NASD/SIPC), wealth management, equipment leasing, and title insurance services throughout Southeastern Pennsylvania.

LEESPORT FINANCIAL CORP.

CONSOLIDATED SELECTED FINANCIAL DATA

(Dollar amounts in thousands, except per share data)

	Period Ended Balances
	September 30,	December 31,
	2005	2004
	(unaudited)
Assets
Investment securities and interest bearing cash	$178,457	$173,593
Mortgage loans held for sale	16,814	9,799
Loans:
Commercial loans	456,851	424,194
Consumer loans	134,580	124,486
Mortgage loans	37,722	46,595
Other	173	1,053
Total loans	$629,326	$596,328

Earning assets	$824,597	$779,720
Total assets	925,203	877,382

Liabilities and shareholders’ equity
Deposits:
Non-interest bearing deposits	108,552	107,442
NOW, money market and savings	283,879	275,260
Time deposits	238,486	229,589
Total deposits	$630,917	$612,291

Federal funds purchased	$49,984	$36,092
Securities sold under agreements to repurchase	73,907	52,800

Long-term debt	43,000	54,500
Junior subordinated debt	20,150	20,150
Shareholders’ equity	$94,635	$90,935

Actual shares outstanding	5,097,468	4,984,376
Book value per share	$18.57	$18.24

	Asset Quality Quarterly Data
	September 30,	December 31,
	2005	2004
	(unaudited)
Non-accrual loans	$5,929	$2,918
Loans past due 90 days or more	356	2,965
Renegotiated troubled debt	154	103
Total non-performing loans	6,439	5,986
Other real estate owned	853	19
Total non-performing assets	$7,292	$6,005

Loans outstanding at end of period	$629,326	$596,328
Allowance for loan losses	7,498	7,248

Net charge-offs to average loans (annualized)	0.21%	0.12%

Allowance for loan losses as a percent of total loans	1.19%	1.22%

Allowance for loan losses as percent of total non-performing loans	116.45%	121.08%

LEESPORT FINANCIAL CORP.

CONSOLIDATED SELECTED FINANCIAL DATA

(Dollar amounts in thousands)

	Average Balances		Average Balances
	For the Three Months Ended		For the Nine Months Ended
	(unaudited)		(unaudited)
	September 30,	September 30,	September 30,	September 30,
	2005	2004	2005	2004
Assets
Investment securities and interest bearing cash	$181,219	$174,616	$182,720	$185,700
Mortgage loans held for sale	16,618	899	14,542	2,028
Loans:
Commercial loans	456,886	263,534	441,670	248,683
Consumer loans	132,060	92,855	127,369	89,058
Mortgage loans	40,525	38,651	40,803	37,209
Other	150	922	150	754
Total loans	$629,621	$395,962	$609,992	$375,704

Earning assets	$827,458	$571,477	$807,254	$563,432
Goodwill and intangible assets	44,249	13,739	44,202	13,781
Total assets	929,375	635,587	908,217	625,149

Liabilities and shareholders’ equity
Deposits:
Non-interest bearing deposits	114,072	71,723	111,855	68,728
NOW, money market and savings	283,586	199,883	275,652	188,972
Time deposits	238,505	171,326	236,564	169,200
Total deposits	$636,163	$442,932	$624,071	$426,900

Short term borrowings	$61,375	$31,973	$57,793	$42,866
Securities sold under agreements to repurchase	56,088	45,205	50,543	42,068

Long-term debt	48,696	36,783	52,645	34,832
Junior subordinated debt	20,150	15,000	20,150	15,000
Shareholders’ equity	$94,365	$53,638	$92,643	$54,166

LEESPORT FINANCIAL CORP.

CONSOLIDATED SELECTED FINANCIAL DATA

(Dollar amounts in thousands, except per share data)

	For the Three Months Ended			For the Nine Months Ended
	(unaudited)			(unaudited)
	September 30,	September 30,		September 30,	September 30,
	2005	2004		2005	2004
Interest income	$13,024	$7,703		$36,868	$22,443
Interest expense	5,283	2,985		14,494	8,739
Net interest income	7,741	4,718		22,374	13,704
Provision for loan losses	430	240		1,210	900
Net Interest Income after provision for loan losses	7,311	4,478		21,164	12,804

Securities gains, net	61	2		243	202
Commissions and fees from insurance sales	2,958	2,827		8,907	8,058
Mortgage banking activities	1,576	278		4,044	762
Brokerage and investment advisory commissions and fees	196	134		657	383
Service charges on deposits	694	441		1,977	1,289
Other income	537	709		1,920	1,532
Total non-interest income	6,022	4,391		17,748	12,226

Salaries and employee benefits	5,610	4,096		17,287	11,636
Occupancy expense	1,123	543		3,340	1,588
Furniture and equipment expense	635	471		1,852	1,356
Other operating expense	2,900	1,800		8,210	5,559
Total non-interest expense	10,268	6,910		30,689	20,139
Income before income taxes	3,065	1,959		8,223	4,891
Income taxes	742	405		1,895	857
Net income	$2,323	$1,554		$6,328	$4,034

Per Share Data:
Basic average shares outstanding	5,057,830	3,583,926	*	5,029,233	3,580,389	*
Diluted average shares outstanding	5,110,325	3,634,923	*	5,092,433	3,641,831	*
Basic earnings per share	$0.46	$0.44	*	1.26	1.12	*
Diluted earnings per share	0.46	0.43	*	1.24	1.10	*
Cash dividends per share	0.18	0.16	*	0.52	0.49	*

Profitability Ratios:
Return on average assets	0.99%	0.97%		0.93%	0.86%
Return on average shareholders’ equity	9.77%	11.53%		9.13%	9.95%
Return on average tangible equity (equity less goodwill and intangible assets)	18.39%	15.49%		17.47%	13.34%
Net interest margin (fully taxable equivalent)	3.81%	3.44%		3.81%	3.47%
Effective tax rate	24.21%	20.67%		23.05%	17.52%

*                 References to share amounts and per-share amounts reflect the 5% stock dividend distributed to shareholders on January 14, 2005.

LEESPORT FINANCIAL CORP.

UNAUDITED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except share data)

	September 30,	September 30,
	2005	2004
Assets
Cash and due from banks	$23,616	$17,849
Interest-bearing deposits in banks	1,046	22
Total cash and cash equivalents	24,662	17,871

Mortgage loans held for sale	16,814	1,783
Securities available for sale	171,180	174,792
Securities held to maturity	6,231	—
Loans, net of allowance for loan losses 09/2005 - $7,498; 09/2004 - $5,012	621,828	394,680
Premises and equipment, net	7,962	14,625
Identifiable intangible assets	5,310	4,098
Goodwill	38,840	9,580
Bank owned life insurance	11,709	11,227
Other assets	20,667	15,754
Total assets	$925,203	$644,410

Liabilities And Shareholders’ Equity Liabilities
Deposits:
Non-interest bearing	$108,552	$69,737
Interest bearing	522,365	368,278
Total deposits	630,917	438,015
Securities sold under agreements to repurchase	73,907	49,272
Federal funds purchased	49,984	31,000
Long-term debt	43,000	42,500
Junior subordinated debt	20,150	15,000
Other liabilities	12,610	12,877
Total liabilities	830,568	588,664

Shareholders’ Equity
Common stock, $5.00 par value ;
Authorized 20,000,000 shares; 5,097,468 shares issued at September 30, 2005 and 3,460,473 shares issued at September 30, 2004	25,495	17,302
Surplus	52,303	18,858
Retained earnings	19,299	20,606
Accumulated other comprehensive loss	(1,782)	(124)
Treasury stock; 34,691 shares at September 30, 2005 and 46,043 shares at September 30, 2004, at cost	(680)	(896)
Total shareholders’ equity	94,635	55,746
Total liabilities and shareholders’ equity	$925,203	$644,410

SELECTED HIGHLIGHTS

Cash Dividends Declared

3rd Qtr. 2004	$0.1620
4th Qtr. 2004	$0.1620
1st Qtr. 2005	$0.1700
2nd Qtr. 2005	$0.1700
3rd Qtr. 2005	$0.1800

Common Stock (FLPB)

Quarterly Closing Price

09/30/2004	$21.45
12/31/2004	$25.10
03/31/2005	$23.65
06/30/2005	$23.25
09/30/2005	$22.75

LEESPORT FINANCIAL CORP.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

(Amounts in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2005	2004		2005	2004
Interest Income
Interest and fees on loans	$11,043	$5,933		$30,946	$16,889
Interest on securities:
Taxable	1,650	1,503		4,914	4,635
Tax-exempt	184	163		540	612
Dividend income	132	101		427	299
Other interest income	15	3		41	8
Total interest income	13,024	7,703		36,868	22,443

Interest Expense
Interest on deposits	3,488	2,123		9,710	6,237
Interest on short-term borrowings	568	132		1,414	436
Interest on securities sold under agreements to repurchase	395	198		963	561
Interest on long-term debt	404	311		1,271	889
Interest on junior subordinated debt	428	221		1,136	616
Total interest expense	5,283	2,985		14,494	8,739

Net interest income	7,741	4,718		22,374	13,704
Provision for loan losses	430	240		1,210	900
Net interest income after provision for loan losses	7,311	4,478		21,164	12,804

Other income:
Customer service fees	694	441		1,977	1,289
Mortgage banking activities, net	1,576	278		4,044	762
Commissions and fees from insurance sales	2,958	2,827		8,907	8,058
Broker and investment advisory commissions and fees	196	134		657	383
Gain on sale of loans	70	380		401	431
Gain on sales of securities	61	2		243	202
Other income	467	329		1,519	1,101
Total other income	6,022	4,391		17,748	12,226

Other expense:
Salaries and employee benefits	5,610	4,096		17,287	11,636
Occupancy expense	1,123	543		3,340	1,588
Furniture and equipment expense	635	471		1,852	1,356
Marketing and advertising expense	457	245		1,200	911
Identifiable intangible amortization	160	94		480	272
Professional services	419	283		1,098	849
Outside processing expense	655	471		1,996	1,492
Insurance expense	151	152		467	374
Other expense	1,058	555		2,969	1,661
Total other expense	10,268	6,910		30,689	20,139

Income before income taxes	3,065	1,959		8,223	4,891
Income taxes	742	405		1,895	857
Net income	$2,323	$1,554		$6,328	$4,034

Per Share Data
Average shares outstanding	5,057,830	3,583,926	*	5,029,233	3,580,389	*
Basic earnings per share	$0.46	$0.44	*	$1.26	$1.12	*
Average shares outstanding for diluted earnings per share	5,110,325	3,634,923	*	5,092,433	3,641,831	*
Diluted earnings per share	$0.46	$0.43	*	$1.24	$1.10	*
Cash dividends declared per share	$0.18	$0.16	*	$0.52	$0.49	*

*                 References to share amounts and per-share amounts reflect the 5% stock dividend distributed to shareholders on January 14, 2005.

Leesport Financial Corp.

Leesport Bank

•                  Madison Bank

•                  Madison Equipment Leasing

Essick & Barr LLC

•                  Essick & Barr Insurance

•                  The Boothby Group

•                  Madison Insurance Consultants

Madison Financial Advisors LLC

Leesport Realty Solutions, Inc.

Leesport Mortgage LLC

For additional information, contact:

Edward C. Barrett

Chief Financial Officer

610.478.9922 x251

ebarrett@leesportfc.com

www.leesportfc.com

NASDAQ: FLPB

This release may contain forward-looking statements with respect to the Company’s beliefs, plans, objectives, goals, expectations, anticipations, estimates, and intentions that are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company’s control. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.